39. Termination of agreement on real estate asset	12 Months Ended
Dec. 31, 2019
Termination Of Agreement On Real Estate Asset
Termination of agreement on real estate asset

With regard to the real estate asset to be constructed, acquired by the Company in November 2015, the subsequent termination of the agreement due to RDSA’s default in August 2018, and the respective legal actions brought by the Company against the seller and the insurance company, on September 30, 2019, the Company entered into a settlement agreement pursuant to which it receives from the insurance company as sole, full and final compensation the sum of USD 15 million and the assignment in its favor of the insurer’s right to subrogate to the insured’s rights for the amount paid against the policyholder (RDSA).

As of December 31, 2019, the Company has collected USD 14 million. The remaining balance will be paid in 6 quarterly installments, the first of them on April 21, 2020.

Furthermore, the claim duly filed by the Company with the Arbitral Tribunal of the Buenos Aires Stock Exchange against RDSA in order for the latter to refund the price paid for the undelivered real property was suspended so that the claim could be allowed in RDSA’s insolvency proceedings. Such claim was allowed by the court hearing the case for the sum of $ 2,125.9 million. Additionally, an ancillary proceeding for review of the amount not allowed in the resolution concerning the proof of claims process was initiated for an additional amount of $ 895.7 million.